UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 438-9132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On March 31, 2021, CLS Holdings USA, Inc. (“CLS” or the “Company”) executed a Supplemental Indenture to amend that certain debenture indenture by and between the Company and Odyssey Trust Company, as Trustee, dated as of December 12, 2018 (the “Debenture Indenture”), in order to: (i) reduce the conversion price of the debentures from $0.80 per unit to $0.30 per unit; (ii) extend the maturity date of the debentures from December 12, 2021 to December 12, 2022; and (iii) reduce the mandatory conversion threshold from a daily volume weighted average trading price of our common stock of greater than $1.20 per share to $0.60 per share for the preceding 10 consecutive trading days (the “Debenture Supplemental Indenture”).

On March 31, 2021, the Company also executed a Supplemental Indenture to amend that certain warrant indenture by and between the Company and Odyssey Trust Company, as Trustee, dated as of December 12, 2018 in order to reduce the exercise price of each warrant issuable under the Debenture Indenture from $1.10 per share of our common stock to $0.40 per share of our common stock (the “Warrant Supplemental Indenture” and, together with the Debenture Supplemental Indenture, the “Indenture Supplements”).

The foregoing descriptions of the Indenture Supplements are summary descriptions of the material terms thereof and are qualified in their entirety by reference to the full text of the Indenture Supplements, which are incorporated by reference hereto and filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Item 7.01          Regulation FD Disclosure.

On March 31, 2021, the Company issued a press release announcing the results of a meeting of debentureholders called to approve the Indenture Supplements and the execution of the Indenture Supplements. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture dated March 31, 2021 to Debenture Indenture dated December 12, 2018 by and between the Company and Odyssey Trust Company

4.2	Supplemental Indenture dated March 31, 2021 to Warrant Indenture dated December 12, 2018 by and between the Company and Odyssey Trust Company

99.1	Press Release dated March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: March 31, 2021	By: /s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman and Chief Executive Officer